UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

SIRVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 15, 2007, SIRVA, Inc. (“SIRVA”) issued a press release announcing preliminary financial results for the three months ended March 31, 2007 (the “Press Release”), as required by certain covenants under SIRVA’s outstanding senior secured credit facility (the “Credit Facility”).  SIRVA is in the process of performing various closing procedures, as well as finalizing certain open items.  The completion of these procedures could result in significant adjustments to the 2007 preliminary amounts reported in the Press Release.  In addition, the 2007 preliminary amounts in the Press Release have not been subject to any review, audit or other procedures by any third party or independent registered accountants.  Therefore, all 2007 results reported in the Press Release should be considered preliminary until SIRVA completes these procedures and files its quarterly report on Form 10-Q for the quarter ended March 31, 2007 (the “Form 10-Q”).  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Press Release, in addition to discussing certain financial measures recognized under generally accepted accounting principles (“GAAP”), includes earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) from continuing operations. This non-GAAP financial measure is provided as additional information for investors and is not in accordance with, or an alternative for, GAAP and may be different than measures used by other companies.  SIRVA’s management uses EBITDA for reviewing its financial results and for business planning and performance assessment. SIRVA believes that this presentation allows investors to evaluate the current operational and financial performance of SIRVA’s business. A reconciliation of EBITDA from continuing operations to operating income from continuing operations, the most directly comparable GAAP measure, is included in the Press Release.

The information in this Item 2.02 and Exhibit 99.1 is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

On May 15, 2007, representatives of SIRVA delivered certain preliminary unaudited financial information about SIRVA to the current lenders under the Credit Facility. Such  preliminary unaudited financial information comprised SIRVA’s unaudited condensed consolidated statements of income for the three months ended March 31, 2007 and the related unaudited condensed consolidated balance sheet as of March 31, 2007, each included in the Press Release attached hereto as Exhibit 99.1, and SIRVA’s unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2007 (the “Preliminary Unaudited Financial Statements”). A copy of the Preliminary Unaudited Financial Statements is attached hereto as Exhibit 99.2 and incorporated by reference herein.

As SIRVA publicly announced in the Press Release, it is in the process of performing various closing procedures, as well as finalizing certain open items.  The completion of these procedures could result in significant adjustments to the 2007 preliminary amounts reported in the Press Release and the Preliminary Unaudited Financial Statements.  In addition, the 2007 preliminary amounts in the Press Release and the Preliminary Unaudited Financial Statements have not been subject to any review, audit or other procedures by any third party or independent registered accountants.  Therefore, all 2007 results reported in the Press Release and the Preliminary Unaudited Financial Statements should be considered preliminary until SIRVA completes these procedures and files the Form 10-Q.

The information in this Item 7.01 and Exhibit 99.2 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

 (d)         Exhibits

99.1	Press Release, dated May 15, 2007.

99.2	SIRVA’s Preliminary Unaudited Financial Statements, delivered on May 15, 2007, to SIRVA’s current lenders under SIRVA’s Credit Facility, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: May 15, 2007
	By:	/s/ J. Michael Kirksey
	Name:	J. Michael Kirksey
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release, dated May 15, 2007.

99.2	SIRVA’s Preliminary Unaudited Financial Statements, delivered on May 15, 2007, to SIRVA’s current lenders under SIRVA’s Credit Facility, furnished herewith.